UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2016

Live Ventures Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-939-0231

_______________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On November 3, 2016 (the “Closing Date”), Live Ventures Incorporated (“Live Ventures”), through its newly formed, wholly-owned subsidiary, Vintage Stock Affiliated Holdings LLC (“VSAH”), entered into a series of agreements in connection with its purchase of Vintage Stock, Inc., a Missouri corporation (“Vintage Stock”). The purchase and financing transactions were, in the aggregate, valued at approximately $60 million. The purchase was effectuated between VSAH and the shareholders of Vintage Stock, with VSAH acquiring 100% of the outstanding capital stock of Vintage Stock. In connection with the purchase and finance transactions, various persons and entities entered into a series of agreements (each of which is dated the Closing Date, with funding initiated on the Closing Date and concluded on November 4, 2016). We filed our Current Report on Form 8-K on November 9, 2016, and disclosed those transactions.

This Amended Current Report on Form 8-K/A is being filed to include the financial statements required by Item 9.01 of Form 8-K, including the audited financial statements of Vintage Stock, Inc. as of and for the three years ended December 31, 2015, December 31, 2014, December 31, 2013 and to include the pro forma financial information of Live Ventures and Vintage Stock as at September 30, 2016 and for the twelve months ended September 30, 2016 and September 30, 2015, respectively.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Attached to this Current Report as Exhibit 99.1 are certain financial statements of Vintage Stock including a report of KPM CPAs, PC, an independent public accounting firm, and notes to the financial statements, as at November 3, 2016 (unaudited) and December 31, 2015 (audited) and December 31, 2014 (audited), and for the period of January 1, 2016 through November 3, 2016 (unaudited) and the years ended December 31, 2015 (audited) and December 31, 2014 (audited).

Attached to this Current Report as Exhibit 99.2 are audited financial statements of Vintage Stock including a report of KPM CPAs PC, an independent public accounting firm, and notes to the financial statements, as at December 31, 2013 and December 31, 2012, and for the years ended December 31, 2013 and December 31, 2012.

(b)	Pro Forma Financial Information.

Attached to this Current Report as Exhibit 99.3 are certain pro forma condensed combined financial information of Live Ventures and Vintage Stock as at September 30, 2016 and for the twelve months ended September 30, 2016 and 2015, and the notes to the pro forma condensed combined financial information.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2017	By: /s/ Jon Isaac
Jon Isaac,
Chief Executive Officer and President

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(d) Exhibits

Exhibit No.	Description
99.1	Financial statements of Vintage Stock including a report from KPM CPAs PC, an independent public accounting firm, and notes to the financial statements, as at November 3, 2016 (unaudited) and December 31, 2015 (audited), and December 31, 2014 (audited); and for the period January 1, 2016 through November 3, 2016 (unaudited), and for the years ended December 31, 2015 (audited) and December 31, 2014 (audited).

99.2

Audited financial statements of Vintage Stock including a report from KPM CPAs PC, an independent public accounting firm, and notes to the financial statements, as at December 31, 2013 and December 31, 2012, and for the years ending December 31, 2013 and 2012, respectively.

99.3	Unaudited pro forma condensed combined financial information of Live Ventures and Vintage Stock as at September 30, 2016 and for the twelve months ended September 30, 2016 and 2015, respectively and notes to the pro forma condensed combined financial information.

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